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                                                                   EXHIBIT 10.13

                      STANDARD FORM OF INDUSTRIAL LEASE
                                    (NET)

                              TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS.
1.1 Address of Landlord.......................................................1
1.2 Address of Tenant.........................................................1
1.3 Base Rent.................................................................1
1.4 Base Year.................................................................1
1.5 Building/s................................................................1
1.6 Center....................................................................1
1.7 Common Area...............................................................1
1.8 Lease Term................................................................1
1.9 Permitted Use of the Premises.............................................2
1.10 Premises.................................................................2
1.11 Rent.....................................................................2
1.12 Additional Rent..........................................................2
1.13 Security Deposit.........................................................2
1.14 Tenant's Allocated Share.................................................2
1.15 Tenant's Proportionate Share.............................................3
1.16 Tenant's Prorata Share...................................................3

ARTICLE II.  THE DEMISED PREMISES.

2.1 Lease of the Premises.....................................................3
2.2 Use of Common Area........................................................3
2.3 Quiet Enjoyment...........................................................3
2.4 Reservations by Landlord..................................................3
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
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ARTICLE III. TERM OF THE LEASE.
3.1 Term......................................................................4
3.2 Tender of Possession......................................................4
3.3 Holding Over..............................................................4

ARTICLE IV. RENT.

4.1 Base Rent.................................................................4
4.2 Additional Rent...........................................................4
    4.2(a) Utilities and Services.............................................5
    4.2(b) Insurance..........................................................5
    4.2(c) Real Estate Taxes..................................................5
    4.2(d) HVAC Maintenance...................................................6
    4.2(e) Common Area Expenses...............................................6
    4.2(f) Rent on Sales Taxes................................................7
4.3 Late Payment..............................................................7
4.4 Security Deposit..........................................................7

ARTICLE V.  LANDLORD'S RIGHTS AND OBLIGATIONS.

5.1 Maintenance by Landlord...................................................7
5.2 Mortgage and Transfer; Estoppel Certificates..............................8
5.3 Landlord's Inability to Perform...........................................8
5.4 Rights of Landlord........................................................9
    5.4(a) Name of Center.....................................................9
    5.4(b) Redecorate.........................................................9
    5.4(c) Re-Lease...........................................................9
    5.4(d) Vehicles...........................................................9
    5.4(e) Preservation of Center.............................................9
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ARTICLE VI. TENANT'S RIGHTS AND OBLIGATIONS.
6.1 Acceptance of Premises....................................................9
6.2 Alterations and Additions................................................10
6.3 Assignment and Subletting................................................10
6.4 Locks....................................................................11
6.5 Maintenance by Tenant....................................................11
6.6 Mechanic's Liens.........................................................11
6.7 Redelivery of Premises...................................................11
6.8 Signs and Advertisements.................................................11
6.9 Use of Common Areas......................................................11
6.10 Use of Premises.........................................................12
6.11 Hazardous Substances....................................................12

ARTICLE VII. INSURANCE.

7.1 Liability Insurance......................................................13
7.2 Fire and Extended Coverage Insurance.....................................13
7.3 Indemnification of Landlord..............................................13
7.4 Waiver of Subrogation....................................................14

ARTICLE VIII. EMINENT DOMAIN AND DAMAGE OR DESTRUCTION.

8.1 Eminent Domain...........................................................14
8.2 Damage or Destruction....................................................14

ARTICLE IX. DEFAULT AND REMEDIES.

9.1 Events of Default........................................................15
    9.1(a) Nonpayment........................................................15
    9.1(b) Noncompliance.....................................................15
    9.1(c) Insolvency or Transfer............................................15
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
    9.1(d) Bankruptcy........................................................15
    9.1(e) Receiver..........................................................15
9.2 Remedies.................................................................16
    9.2(a) Repossession and Sale.............................................16
    9.2(b) Releasing.........................................................16
    9.2(c) Cancellation......................................................16
    9.2(e) Attorney's Fees...................................................16
9.3 Remedies Cumulative......................................................16
9.4 No Waiver................................................................16


ARTICLE X.  MISCELLANEOUS.

10.1 Bankruptcy or Assignment to Trustee.....................................16
10.2 Brokers.................................................................17
10.3 Captions................................................................17
10.4 Certificates of Occupancy...............................................17
10.5 Entire Agreement........................................................17
10.6 Joint and Several Liability of Multiple Tenants.........................17
10.7 Notices.................................................................17
10.8 Partial Invalidity......................................................17
10.9 Recording...............................................................17
10.10 Successors.............................................................18
10.11 Use of the Singular; Gender............................................18
10.12 Rider..................................................................18

EXHIBIT A.  RULES AND REGULATIONS.

EXHIBIT B.  THE CENTER AND PREMISES.

EXHIBIT C.  LANDLORD'S IMPROVEMENTS TO PREMISES (if any).

EXHIBIT D.  PRELIMINARY FACILITY PLANS AND SPECIFICATIONS.
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                      STANDARD FORM OF INDUSTRIAL LEASE
                                    (NET)

     THIS LEASE, made this 12th day of OCTOBER, 1992, and between GENERAL
AMERICAN LIFE INSURANCE COMPANY, a Missouri corporation, (hereinafter
"Landlord"), and GRIFFITH MICRO SCIENCE, INC. a wholly owned subsidiary of GRIFFITH LABORATORIES WORLDWIDE, INC. (hereinafter "Tenant").

ARTICLE I. DEFINITIONS.

1.1  ADDRESS OF LANDLORD:  1100 E. ORANGETHORPE AVE., #130
                           ANAHEIM, CA 92801

1.2  ADDRESS OF TENANT: 7775 QUINCY STREET WILLOWBROOK, ILLINOIS 60521-5531

1.3  BASE RENT: $ 16,670.00 per month.  The monthly Base Rent payable during the
Lease Term shall be adjusted as follows:

     August 1, 1993 through June 30, 1996      $16,670.00
     July 1, 1996 through December 31, 1998    $18,450.00
     January 1, 1999 through June 30, 2001     $26,540.00
     July 1, 2001 through December 31, 2003    $28,240.00
     January 1, 2004 through December 31, 2005 $30,740.00

1.4  BASE YEAR: The calendar year in which this Lease commences.

1.5  BUILDING/S: The Building/s in which the Premises is located.  The specific
Building in which the Premises is located contains 66,290 square feet. The total square footage of all the Buildings in the Center is 451,279 square feet.

1.6 CENTER: The land, improvements and appurtenances depicted on Exhibit B attached hereto and commonly referred to as: (Name of Center:) GENERAL AMERICAN
PACIFIC GATE and located at (Street Address:) AIRPORT DRIVE & WANAMAKER AVENUE
(City:) ONTARIO (State:) CALIFORNIA.

1.7 COMMON AREA:: The term "Common Area" means all the areas of the Center designed for the common use and benefit of the Landlord and all of their tenants, their employees, agents, customers and invitees. The Common Area includes, but not by way of limitation, parking lots, truck courts, landscaped areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time.

1.8 LEASE TERM: The Lease Term shall commence on the later of AUGUST 1, 1993 or upon the date of Substantial Completion (hereinafter defined) and shall expire
TWELVE (12) years and FIVE (5) months after the Commencement Date.




The Commencement Date shall be defined as the later of AUGUST 1, 1993 or the date of Substantial Completion.

The date of Substantial Completion shall be defined as 1) the date at which Landlord, Tenant, architect and general contractor have completed an inspection of the Premises and architect has provided notification that the "punchlist" (hereinafter defined) has been substantially completed and one or more of the following has occurred: a) Tenant has been provided unobstructed access to the Premises, b) Tenant has taken initial occupancy of the Premises for the purpose of installing furniture, fixtures and equipment or c) the Premises has passed final inspection as evidenced by the signing off of the building permit card by the city of Ontario, thereby approving the Premises for occupancy.

Punchlist shall be defined as the "written list of unfinished work" as discovered at the initial post construction walk-thru between Landlord, Tenant and general contractor and architect. The date of Substantial Completion will not be delayed due to the repair of damage caused by Tenant's subcontractors.

Should the date of Substantial Completion be used as the Commencement Date of the Lease, and the new Commencement Date occurs other than on the first day of a calendar month, 1) the Base Rent payable by Tenant for the initial month of the Lease shall be the prorated amount determined on a per diem basis and 2) the Commencement Date specified in this Rider shall be adjusted to reflect the new Commencement Date via the mutual execution of a Lease Start Date Agreement as supplied by Landlord.

1.9 PERMITTED USE OF THE PREMISES: STERILIZATION OF MEDICAL EQUIPMENT AND SUPPLIES AS LEGALLY PERMITTED

1.10 PREMISES: 66,290 square feet of space encompassing the entire Building, together with 178,901 square feet of land which includes 53 parking spaces, driveways and truck areas in the Center located as outlined on Exhibit B attached hereto, and addressed as: (Street Address/Suite Number of Premises:) 687 WANAMAKER AVENUE,
     ONTARIO, CA 91761.

1.11 RENT: All sums, moneys or payments required to be paid by Tenant to Landlord pursuant to this Lease, including Base Rent and Additional Rent.

1.12 ADDITIONAL RENT: All sums, moneys or payments required to be paid by Tenant to Landlord pursuant to this Lease other than Base Rent.

1.13 SECURITY DEPOSIT: $35,840.00.

1.14 TENANT'S ALLOCATED SHARE: The percentage figure determined by dividing the number of square feet in the Premises by the number of square feet in the Building that is then leased to Tenant and to other tenants.


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1.15 TENANT'S PROPORTIONATE SHARE: The percentage figure determined by dividing the number of square feet in the Premises by the total number of square feet in all the Buildings (this paragraph is applicable when the Center contains more than one Building), which percentage figure is 14.68%. In the event that additional square footage is added to the Center, Tenant's Proportionate Share shall be adjusted to reflect the increased total square footage of all buildings in the Center, as defined in Article 1.5.

1.16 TENANT'S PRORATA SHARE: The percentage figure determined by dividing the number of square feet in the Premises by the number of square feet in a specific Building in which the Premises is located, which percentage figure is:
100%.

ARTICLE II. THE DEMISED PREMISES.

2.1 LEASE OF THE PREMISES. In consideration of the Rents, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, the Landlord leases to the Tenant and the Tenant hereby hires for the Landlord the Premises, upon all the terms and conditions set forth in the Lease.

2.2 USE OF COMMON AREA. Landlord grants the Tenant the nonexclusive use of the Common Area by Tenant, Tenant's employees, agents, customers and invitees, under all the terms and conditions hereof, which shall be subject at all times to such reasonable, uniform and non-discriminatory rules and regulations as may from time to time be established by Landlord.

2.3 QUIET ENJOYMENT. Landlord covenants that the Tenant, on paying Rent herein provided and keeping, performing and observing the covenant agreements and conditions herein required of the Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term, subject, however, to the terms and conditions of this Lease.

2.4 RESERVATIONS BY LANDLORD. Landlord excepts and reserves from the Premises the roof and exterior walls of the Building/s, and further reserves the right to place, install, maintain, carry through, repair and replace such utility lines, air ducts, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary and advisable for the servicing of the Premises or any other portions of the Center. Landlord further reserves the right, at any time, and from time to time to: (i) make alterations, changes and additions to the Building/s and other improvements in the Center; (ii) add additional areas to the Center and/or to exclude areas therefrom; (iii) construct additional buildings and other improvements in the Center; (iv) remove or relocate the whole or any part of any building or other improvement in the Center; and (v) relocate any other tenant in the Center. It is further understood that the existing layout of the buildings, walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation or agreement on the part of the Landlord that the Center will remain exactly as presently built, it being understood and agreed that Landlord may change the number dimensions and locations of the walks, buildings and parking spaces as Landlord shall deem proper. Notwithstanding anything to the contrary, Landlord shall have no right to make alterations, changes or additions to the Premises without Tenant's consent. (See Rider Paragraph 48.) Further, Landlord shall not be

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permitted to exercise its rights under this Paragraph in a manner that adversely affects Tenant's use of the Premises.

ARTICLE III. TERM OF THE LEASE.

3.1 TERM. Tenant shall have and hold the Premises for and during the Lease Term subject to the payment of the Rent and the full and timely performance by Tenant of all the covenants and conditions set forth in this Lease.

3.2 TENDER OF POSSESSION. Landlord shall use its best efforts to tender possession of the Premises to Tenant of the commencement of the Lease Term. Landlord shall not be subject to any liability for any failure to tender possession of the Premises to Tenant, provided that such failure occurred as a consequence of any circumstance or cause beyond Landlord's reasonable control including but not limited to any Act of God. Should Landlord fail to deliver the Premises within nine (9) months after securing all regulatory and building permits where such failure is a result of Landlord's negligent actions and not a result of changes as requested by Tenant or Tenant's negligent actions, Tenant will be granted the right to terminate this Lease without penalty to Landlord.

3.3 HOLDING OVER. In the event of a holding over by Tenant or any other successors in interest after expiration or termination of this Lease with the consent in writing of the Landlord, Tenant shall be deemed a Tenant sufferance and shall pay as liquidated damages, 125% of the Base Rent then currently in effect for the entire holdover period and all reasonable attorney's fees and expenses incurred by Landlord enforcing its rights hereunder. Any holding over with the consent of Landlord shall constitute Tenant a month-to-month tenant upon and subject to all terms, covenants and conditions of this Lease.

ARTICLE IV. RENT.

4.1 BASE RENT. Tenant covenants to pay without notice, deduct, set-off or abatement to Landlord the Base Rent in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each month during the Lease Term. Base Rent for any partial month shall be prorated on a per diem basis. Base Rent shall be payable to Landlord at Landlord's Address or such other place as Landlord may designate from time to time in writing. Tenant shall pay the first full month's Base Rent by execution of this Lease.

4.2 ADDITIONAL RENT. Beginning on the Commencement Date and continuing for the calendar year 1993, Tenant shall pay $5,100.00 per month to Landlord as Additional Rent. Additional Rent is subject to periodic adjustment as stated herein. Additional Rent is due during all months of Abated Base Rent. Tenant covenants to pay without notice, deduct, set-off or abatement to Landlord the Additional Rent in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each month during the Lease Term. Additional Rent for a partial month shall be prorated on a per diem basis. Additional Rent shall be payable to Landlord at Landlord's Address or such other place as Landlord may designate in writing. In order to provide for current payments of Additional Rent, Tenant agrees to pay an amount of Additional Rent reasonably estimated by Landlord from time to time

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commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such Additional Rent. If, as finally determined, the amount of Additional Rent owing by Tenant shall be greater than or less than the aggregate of installments so paid to Landlord for each calendar year, the Tenant shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for the amount of such overpayment, as the case may be. Upon the expiration of any separate bond assessments levied against the Premises, the real estate tax portion of the monthly Additional Rent payment shall be immediately decreased by the amount of such reduction in bond assessment. It is the intent hereunder to estimate the amount of Additional Rent for each calendar year then to adjust such estimate in the following year based on the actual amount of Additional Rent owing. The obligation of Tenant with respect to payment of Additional Rent shall survive the termination of this Lease. A payment, refund or credit made pursuant to this paragraph shall be made without prejudice to any right of Tenant to dispute the amount of Additional Rent owing, or the right of Landlord to correct any items as billed pursuant to the provisions hereof. Within 30 days of the date Landlord notifies Tenant of the amount of Additional Rent owing, Tenant or its authorized agent shall have the right to inspect the books of Landlord during the business hours of Landlord at such location that Landlord during the business hours Landlord at such location that Landlord may specify, for the purpose of verifying such amount. Unless Tenant asserts specific errors within such days, such notification by Landlord shall be deemed to be correct. A decrease in Additional Rent shall reduce Tenant's liability hereunder below the amount of Base Rent payable hereunder.

            4.2(a) UTILITIES AND SERVICES. Landlord shall not be liable for any interruption or failure whatsoever in utility services. Tenant shall contract in its own name and pay for all charges for electricity, gas, fuel, telephone, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided.

            4.2(b) INSURANCE. Tenant shall pay to Landlord as Additional Rent Tenant's Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of the cost of the premiums for the All Risk insurance that Landlord maintains for the Center.

            4.2(c) REAL ESTATE TAXES. Tenant shall pay to Landlord as Additional Rent Tenant's Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of Real Estate Taxes levied against the Center. "Real Estate Taxes" shall mean: (a) all ad valorem Real Estate Taxes on the Center (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties; (b) any taxes which shall be levied in lieu of any such ad valorem Real Estate Taxes; (c) any special assessments for benefits on or to the Center paid in annual installments by Landlord; (d) occupational taxes or excise taxes levied on rentals derived from the operation of the property or the privilege of leasing property; (e) any private subdivision assessment made against the Center; and (f) the reasonable expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated. Tenant,

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            at Tenant's sole cost and expense, shall have the right to challenge the real estate taxes levied against the Premises.

            If the Lease Term shall end during a tax year ("tax year" shall mean the annual period for which Real Estate Taxes are assessed and levied) of which only part is included in the Lease Term, the amount of such Additional Rent shall be prorated on a per diem basis and shall be paid on or before the last day of the Lease Term. If the Lease Term ends in any tax year before the amount to be payable by Tenant has been determined under the provisions of this Section, an amount payable for the portion of the Lease Term during the tax year shall be reasonably estimated by Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by Tenant for the partial period has finally been determined, the amount shall be adjusted between Landlord and Tenant. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises.

            4.2(d) HVAC MAINTENANCE. Tenant shall pay all expenses incurred to repair the heating, ventilating and air conditioning equipment servicing the Premises. Landlord shall assign to Tenant all warranties with respect to the HVAC system.

            4.2(e) COMMON AREA EXPENSES. Tenant will pay to Landlord as Additional Rent Tenant's Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of the Common Area Operating Cost.

            "Common Area Operating Cost" means the Landlord's total cost and expense incurred in owning, operating, maintaining and repairing the Premises, the Building and Tenant's Proportionate Share of the Center's common areas only. In no event will Tenant be responsible for the payment of any costs and expenses associated with the administration, management, operation, maintenance and repair of any other building in the Center or service provided to any other tenant within the Center, including but without limitation by enumeration, costs for the total charges of any independent contractors employed in the care, operation, repair, maintenance, cleaning, and landscaping of the Common Area; the amount paid for all supplies, tools, replacement parts of components, equipment and necessities which are occasioned by everyday wear and tear of the Common Area; the costs of machinery and equipment purchased or leased by Landlord to perform its Common Area maintenance obligations; and reasonable property management fees not to exceed five percent (5%) of the gross income of the Center. Common Area Operating Cost shall not, however, include interest on debt, capital retirement of debt, depreciation, costs properly chargeable to the capital account, except for capital expenditures which reduce other operating expenses or such capital expenditures that are required by changes in any governmental law or regulation in which case such expenditures, plus interest on the unamortized principal investment at ten (10%) percent per annum, shall be amortized over the life of the improvements, and such costs shall be directly chargeable by the

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            Landlord to Tenant in the Tenant's Prorata Share (or, Tenant's
            Proportionate Share in the event there is more than one Building in the Center).

            4.2(f) RENT ON SALES TAXES. Tenant shall pay to Landlord as Additional Rent any Sales or Rent Taxes, however named or designated, levied on any form of Rent or Additional Rent.

4.3 LATE PAYMENT. Tenant's failure to make any rental payment or other payment required of Tenant hereunder within three (3) days of the due date therefor shall automatically result in the imposition of a service charge on such late payment in the amount of ten (10%) percent of such payment, without notice. However, should Tenant provide evidence that the payment was delayed through the acts or negligence of a third party postal delivery service, Tenant shall not be responsible for the payment of late fees. Should such a delay occur, the postal service "postmark date" shall be used as the date of reference.

4.4 SECURITY DEPOSIT. Tenant herewith deposits with Landlord the Security Deposit as security for the performance by Tenant of every covenant and condition of this Lease. Said Security Deposit may be mingled with other funds of Landlord and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such Security Deposit to the payment of any sum or default, including Rent and Additional Rent, or any sum which Landlord may be required to spend by reason of Tenant's default. This includes, but is not limited to, applying the Security Deposit first to any restoration, relamping, repairs and/or cleanup costs necessary over and above normal wear and tear to the vacated space. Should Landlord so apply the Security Deposit or a portion thereof during the Lease Term, Tenant shall promptly reimburse Landlord for same. It is understood that the Security Deposit is not to be considered as the last month's rent. Should Tenant comply with all of the covenants and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within 30 days of the expiration of the Lease Term.

ARTICLE V. LANDLORD'S RIGHTS AND OBLIGATIONS.

5.1 MAINTENANCE BY LANDLORD. During the Lease Term, Landlord shall operate and maintain the Common Area and shall keep and maintain the exterior walls (excluding doors, glass or plate glass), gutters and downspouts of the Building/s in good condition and repair. Landlord shall be under obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Tenant notifies Landlord of the necessity therefor, in which event Landlord shall have reasonable time thereafter to make such repairs. Landlord reserves the right to the non-exclusive use of the roof and exterior walls of the Building/s that Landlord is so obligated to maintain and repair. If a portion of the Center which Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, its agents, employees or invitees, the repairs necessitated by such damage shall be paid for by Tenant, provided such damage is not covered by Landlord's insurance. In the event the damage is caused by Tenant's negligence and is covered by Landlord's insurance, Tenant shall pay the deductible on Landlord's insurance. If the maintenance or repair is not made necessary by the negligence of

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

Tenant, its agents, employees or invitees, then Tenant shall pay to Landlord, Tenant's Prorata Share (or Proportionate Share) of such cost and expense.

5.2 MORTGAGE AND TRANSFER; ESTOPPEL CERTIFICATES. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign or convey, in whole or in part, the Center, the Building/s, this Lease, and all or any part of the rights now or thereafter existing therein and all Rents and amounts payable to Landlord under the provisions hereof. In the event of any such transfer or transfers, Landlord herein named (and in case of subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability respects the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed. Nothing herein contained shall limit or restrict any such rights, and the rights of Tenant under this Lease shall be subject and subordinate to all instrument, executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Premises. This paragraph shall be self-operative. However, Tenant's covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien, of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and mortgagee or proposed mortgagee or holder of any security agreement. In the event of any such transfer, mortgage or pledge, Tenant's obligations to subordinate this Lease to the lien of any proposed Mortgage, Deed of Trust or Security Agreement is conditioned upon the delivery to Tenant and mutual execution by such proposed mortgagee or holder of such security agreement, within a reasonable time thereafter, of an agreement not to disturb Tenant's possession ("Non-Disturbance Agreement") so long as Tenant complies with all of the obligations contained in this Lease. Tenant shall, within ten
(10) days after written request of Landlord, execute, acknowledge and deliver to Landlord or to Landlord's mortgagee, proposed mortgagee, [Landlord's] Lessor or proposed purchaser of the Center or any part thereof, any estoppel certificates requested by Landlord from time to time, which estoppel certificates shall show whether the lease is in full force and effect and whether any changes may have been made to the original lease; whether the term of the lease has commenced and full rental is accruing; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether possession has been assumed and all improvements to be provided by Landlord have been completed; and whether rent has been paid more than thirty (30) days in advance and that there are no liens, charges, or offsets against rental due or to become due and that the address shown on such estoppel is accurate. Should Tenant fail to deliver the proposed estoppel certificate as requested herein, such failure will be deemed as Tenant's approval of all the terms within such estoppel certificate.

5.3 LANDLORD'S INABILITY TO PERFORM. If, by reason of: inability to obtain and utilize labor, materials or supplies; circumstances directly or indirectly the results of a state of war or national or local emergency; any laws, rules, orders, regulations or requirements of any governmental authority now or hereafter in force; strikes or riots; accident in, damage to or the making of repairs, replacements, or improvements to, the Premises or any of the equipment thereof; or by reason of any other cause beyond the reasonable control of the Landlord including "Acts of God," Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply and service, such nonperformance or delay in performance shall not render

Landlord liable in any respect for damages to either person or property, constituting total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease. The failure of the Landlord to perform its obligations shall not allow the extension of the delivery of the Premises beyond nine (9) months after securing all regulatory and building permits. Further, should Landlord be negligent in it performance of any covenant to supply any service, where such negligent performance results in the Premises becoming untenantable, all rentals payable by Tenant shall be abated for the periods of untenantability.

5.4 RIGHTS OF LANDLORD. After providing reasonable notice to Tenant, Landlord may enter upon the Premises for the purpose of exercising any or all of the rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant. The reservation of these rights by Landlord shall not render Landlord liable for not performing any of the matters specified herein. Further, Landlord, in exercising it rights under this Paragraph, will not interfere with the use of the Premises by the Tenant.

            5.4(a) NAME OF CENTER. To change the name of the Building/s or the Center without notice or liability of the Landlord to Tenant;

            5.4(b) REDECORATE. During the last thirty (30) days of the Lease Term or any renewal or extension thereof, if prior to that time the Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy;

            5.4(c) RE-LEASE. To exhibit the Premises to others and to display "For Lease" signs on the Premises during the last one hundred eighty (180) days of the Lease Term or any renewal or extension thereof;

            5.4(d) VEHICLES. To remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others, and to charge the responsible tenant for the expense of removing said vehicles;

            5.4(e) PRESERVATION OF CENTER. To take any and all measures, including making inspection, repairs, alterations, additions and improvements to the Premises or to the Center as may be necessary or desirable for the safety, protection or preservation of the Premises or the Center or the Landlord's interests, or as may be necessary or desirable in the operation of the Premises or the Center.

ARTICLE VI. TENANT'S RIGHTS AND OBLIGATIONS.

6.1 ACCEPTANCE OF PREMISES. Landlord will complete the Premises in accordance with Exhibit C, if attached hereto and the construction drawings as approved by Landlord and Tenant. Tenant acknowledges that it will examine the Premises before taking possession hereunder. Unless Tenant furnishes Landlord with a notice in writing specifying any defect in the construction or condition of the Premises within thirty (30) days after taking possession, such taking of possession shall be conclusive evidence as against Tenant that at the time thereof the Premises were in good order and in satisfactory condition. All defects discovered by the Punchlist will be cured by the Landlord within a reasonable time thereafter.

6.2 ALTERATIONS AND ADDITIONS. Tenant shall not make any alterations, improvements, or additions to the Premises without the prior written consent and approval of plans therefor by Landlord. Alterations, improvements or additions made by either of the parties upon the Premises, except moveable furniture and equipment placed in the Premises at the expense of Tenant, shall be the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage unless Landlord elects to require Tenant to remove such alterations or improvements from the Premises at the expiration of this Lease. However, at the time of Landlord's consent to such alteration, Landlord is required to provide notice to Tenant as to whether such alteration must be removed at the termination of this Lease. Should Landlord fail to provide such notice, Tenant shall not be required to remove the alteration. Further, in no event shall Tenant be required to remove the initial work as described in the mutually accepted construction drawings. In the event damage shall be caused by moving said furniture and equipment in or out of the Premises, said damage shall be repaired at the cost of Tenant.

6.3 ASSIGNMENT AND SUBLETTING. Tenant shall not assign or hypothecate this Lease or sublet all or any part of the Premises to a non-related entity without the prior written consent of Landlord. If Tenant wishes to assign or sublet the Premises, Tenant shall give notice in writing (by certified mail or by personal delivery of such intention to Landlord and, thereupon, Landlord shall, within thirty (30) days of receipt of such notice, have the right to unilaterally terminate the Lease or to approve said subletting by written notice to Tenant. If no notice is given by Landlord, Landlord will be deemed to have elected to approve assignment or subletting. If the assignment or subletting is approved, rents under the sublease are greater than the rents provided for herein, and Landlord shall have the further option either (a) to convert the sublease into a prime Lease and receive all of the rents, in which case Tenant will be relieved of further liability hereunder and under the proposed sublease; and (b) to require Tenant to remain liable under this Lease, in which event Tenant shall be entitled to retain fifty percent (50%) of such excess rents. If the assignment or subletting is approved and rents under the sublease are less than the rents provided for herein, Tenant shall remain liable under all the covenants and conditions of this Lease. Landlord may withhold its consent to any proposed assignee or subtenant which in Landlord's judgment (a) would conflict with tenancy, use or business of any other tenant or the tenant mix of the Center; and (b) has a net worth and/or credit history inferior to that of Tenant, or is currently a tenant or negotiating for space in the Center. Tenant shall have the right to assign this Lease or sublet all or any part of the Premises to an affiliate of Tenant without Landlord's consent, so long as the entity shall have equal net worth to that of the Tenant. Affiliate shall mean any person, corporation, partnership or other entity controlled by or that controls Tenant and any subsidiary, division or affiliate of any controlled or controlling entity. This shall include intra-corporate transfers of the Lease, and transfers in connection with mergers and sales of all or substantially all of the assets of Tenant.

6.4 LOCKS. No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired, the Landlord will provide the same _______ payment by the Tenant. All keys must be returned to Landlord at time of expiration or termination of the lease.

6.5 MAINTENANCE BY TENANT. Tenant shall be responsible for maintenance and repair to the Premises of whatsoever kind or nature that is not herein set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises and fixtures, and keep them in good repair form from filth, overloading, danger of fire or any pest or nuisance, repair of damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building/s by Tenant's equipment and installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises. In the event Tenant fails to maintain the Premises as provided for herein Landlord shall have the right, but not the obligation, to perform such maintenance as is required of Tenant in which event Tenant shall reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord's overhead and Tenant shall promptly reimburse Landlord for the amount so billed to Tenant by Landlord.

6.6 MECHANIC'S LIENS. Tenant will not cause any mechanic's liens, or other liens, to be placed upon the Premises, the Building/s or the Center during the Lease Term or any extension or renewal thereof, and in case of the filing of any such lien, Tenant will promptly pay same. Tenant agrees to pay all legal fees that might be incurred by Landlord because of any mechanic's liens being placed upon the Premises, as a result of Tenant's actions.

6.7 REDELIVERY OF PREMISES. No later than the last day of the Lease Term (or any renewals or extensions thereof), Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of such property and surrender the Premises broom-clean (together with all keys to the Premises) in as good a condition as they were in at the beginning of the Lease Term, reasonable wear and tear excepted and loss by fire and other casualty and matter that are Landlord's obligation to maintain, replace or repair.

6.8 SIGNS AND ADVERTISEMENTS. Tenant shall not put upon nor permit to be put upon any part of the Premises, the Building/s or the Center, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord. A charge of $50.00 per day per sign, billboard or advertisement will be assessed against Tenant if Tenant fails to obtain the written consent of Landlord prior to placing any such signs.

6.9 USE OF COMMON AREAS. Tenant shall not use any part of the Center exterior to the Premises for outside storage except for chemical and gas storage in designated areas as approved by the city of Ontario. No trash, crates, pallets or refuse shall be permitted anywhere on the Center outside of the Building/s by Tenant except in enclosed metal containers to be located as directed by Landlord. Tenant shall not park any trucks or trailers, loaded or empty, except in front of the loading areas and in the chemical and gas storage loading areas.

6.10 USE OF PREMISES. The Premises hereby leased shall be used by Tenant only for the Permitted Use of the Premises and for no other purpose. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises except for structural changes to the Premises and Building as required to comply with any statute, ordinance, rule, regulation, order or requirement imposed by any governing municipality, unless such structural change is required as a result of Tenant's specific use of the Premises. Tenant shall not use or permit the use of the Premises in a manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb such other tenants in the Center. Tenant, its employees and all persons visiting or doing business with the Tenant in the Premises shall be bound by and shall observe the Rules and Regulations attached to the Lease, as Exhibit A, and such further and other reasonable rules and regulations made hereafter by the Landlord relating to the Center or the Premises of which notice in writing shall be given to the Tenant and where such additional rules and regulations will not adversely affect Tenant's use of the Premises, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

6.11 HAZARDOUS SUBSTANCES. Tenant shall not cause or permit to be released (whether by way of uncapping, pouring, spilling, spraying, spreading, attaching, or otherwise) into or onto the Premises, or the Building/s, or the Center, or the Common Areas (including the ground and ground water thereunder and the sewer and drainage systems therein) any hazardous substances (as defined or established from time to time by applicable local, state or federal law). Tenant shall immediately notify Landlord if any such release occurs and, as to any such release that has been caused or permitted by Tenant: (i) Tenant shall immediately and entirely remove such released hazardous substance, and in a manner fully in compliance with all laws pertaining to the removal and storage or deposit thereof; and (ii) Tenant hereby agrees to hold Landlord harmless of and from any liability, public or private, resulting to Landlord as a result of such release. Further, should Landlord discover facts which cause Landlord to reasonably believe that Tenant has caused a release of any hazardous substances, then Tenant shall, upon Landlord's demand and at Tenant's sole expense, demonstrate to Landlord (through such tests, professional inspections, sampling or otherwise as is, in Landlord's sole judgment, sufficient for the purpose) that Tenant has not caused or permitted any such release of hazardous substances. Landlord warrants that, to the best of its knowledge as of the date of execution, there are no hazardous environmental conditions in, on or about the Premises which would constitute a violation of any applicable law, code or ordinance. Further, it is agreed that Tenant shall not be responsible for the removal of any hazardous environmental condition deemed to have originated prior to Tenant's occupancy.

Landlord shall indemnify Tenant against all liabilities arising from the detection of a hazardous environmental condition that is 1) proven to have originated prior to Tenant's occupancy of the Premises, 2) proven to have migrated to the Premises from sources outside of the Premises and 3) proven to not have been caused or permitted by Tenant.

ARTICLE VII. INSURANCE.

7.1 LIABILITY INSURANCE. Tenant covenants and agrees to maintain on the Premises at all times during the Lease Term, or any extension or renewal thereof, a policy or policies of comprehensive public liability and property damage insurance with not less than $1,000,000.00 combined single limit for both bodily injury and property damage.

7.2 FIRE AND EXTENDED COVERAGE INSURANCE. Landlord shall, throughout the Lease Term, or any extension or renewal thereof, maintain All Risk insurance on the property owned by Landlord located on the Center in such amounts and with such deductibles as Landlord shall determine. Landlord's All Risk policy currently provides property damage protection totalling $5,000,000.00 with a $10,000.00 deductible. This policy covers all physical property damage caused by fire, wind, hail, flood, theft, vandalism and Landlord's boiler/machinery explosions. Earthquake damage is excluded. A General liability policy is also included which provides "trip and fall" protection of $1,000,000.00. Landlord reserves the right to modify the terms of Landlord's All Risk policy without notice or approval by Tenant. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises not owned by Landlord. Tenant shall comply with all insurance regulations so that the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the Premises by Tenant which will cause an increase in the premium for any such insurance on the Premises or on any Building/s of which the Premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the Premises permitted by this Lease or which will cause cancellation of any such insurance.

7.3 INDEMNIFICATION OF LANDLORD. Other than for the loss or injury resulting from the negligent actions or willful misconduct of Landlord, its agents, employees or contractors, Tenant shall indemnify Landlord and save Landlord harmless from and against any and all loss (including lost rentals payable by Tenant or other tenants) and against all claims, actions, damages, liability and expenses in connection with loss of life, bodily and personal injury or damage to property arising from any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, or by anyone permitted to be on the Premises by Tenant. Other than for the loss or injury resulting from the negligent actions or willful misconduct of Landlord, its agents, employees or contractors, Tenant assumes all risk of and Landlord shall not be liable for injury to person or damage to property resulting from the conditions of the Premises or from the bursting or leaking of any and all pipes, utility line connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow to any part of the Building/s. Other than for the loss or injury resulting from the negligent actions or willful misconduct of Landlord, its agents, employees or contractors, Tenant agrees, at all times, to indemnify and hold Landlord harmless against all actions, claims, demands, costs, damages and expenses of any kind which may be brought or made against Landlord or which Landlord may pay or incur by reason of Tenant's occupancy of the Premises or its negligent performance of or failure to perform any of its obligations under this Lease. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

7.4 WAIVER OF SUBROGATION. Landlord and Tenant and all parties claiming under them hereby mutually release and discharge each other from any and all liability or responsibility or claims arising from or caused by any hazard covered by insurance on the Premises, or covered by insurance in connection with property or activities conducted on the Premises, regardless of the cause of the damage or loss. The parties hereto shall give notice to their respective insurance carriers of this waiver of subrogation.

ARTICLE VIII. EMINENT DOMAIN AND DAMAGE OR DESTRUCTION.

8.1 EMINENT DOMAIN. In the event that title to the whole or a substantial part of the Premises shall be lawfully condemned or taken in a manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord the Tenant's interest therein, if any. However, nothing herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant, Tenant paid improvements made to the Premises or for the interruption or damage to Tenant's business or for Tenant's moving expenses. A sale to public or quasi-public authority under threat of condemnation shall constitute a taking by eminent domain. In the event of any condemnation or taking of any portion of the parking area of the Center, which does not result in a reduction of the parking area by more than thirty-five percent (35%) the terms of this lease shall continue in full force and effect. If more than thirty-five percent (35%) of the parking area is taken, either party shall have the right to terminate this lease upon giving written notice to the other party within thirty (30) days of such taking.

8.2 DAMAGE OR DESTRUCTION. If the Premises, the Building/s or the Center or a substantial part thereof is damaged by fire or other casualty, cause or condition whatsoever and Landlord shall determine not to restore said Premises, Building/s or Center and where such damage cannot be restored within one hundred twenty (120) days, Landlord may, by written notice to Tenant given within forty-five (45) days after such damage, terminate this Lease. Such termination shall become effective as of the date of the damage. If this Lease is not terminated as above provided and if the Premises are made partially or wholly untenantable, Landlord, at its expense, shall restore the same with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the Lease Term as to those items that were provided to the Premises at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alteration, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant or reimbursed by Tenant.

If, as a result of fire or other casualty, cause or condition whatsoever the Premises are made partially or wholly untenantable and, if Landlord has not given the forty-five (45) day notice above provided for and fails within one hundred twenty (120) days after such damage occurs to eliminate substantial interference with Tenant's use of said Premises or substantially to restore said Premises, Tenant may terminate this Lease after the end of said one hundred twenty (120) days, effective as of the date such damage occurs, and notice to Landlord given not later than ten
(10) days after expiration of said one hundred twenty (120) day period. If the Premises are rendered totally untenantable but this Lease is not terminated, all rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is untenantable, rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by the Tenant until the damaged part is ready for Tenant's occupancy. In above cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, said Premises shall be considered tenantable so long as and to the extent that the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, upon request by Landlord or else Tenant must reimburse Landlord for the cost of removal.

ARTICLE IX. DEFAULT AND REMEDIES.

9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a Default and a material breach of this Lease by
Tenant:

            9.1(A) NONPAYMENT. Failure of Tenant to pay any installment of Rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of five
            (5) days. However, should Tenant provide evidence that the failure of payment was a result of the acts or negligence of a third party postal delivery service, Tenant shall not be in default. Should such a failure occur, the postal service "postmark date" shall be used as the date of reference.; or

            9.1(B) NONCOMPLIANCE. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Rent or other sum of money, and such failure shall not be cured within ten (10) days after written notice thereof has been delivered by Landlord to Tenant; or

            9.1(C) INSOLVENCY OR TRANSFER. Insolvency, the making of a transfer in fraud of creditors or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligation; or

            9.1(D) BANKRUPTCY. The filing by or against Tenant or any guarantor of Tenant's obligations hereunder of a petition in bankruptcy or for liquidation, or adjudication as a bankrupt or insolvent in proceedings filed by or against Tenant or such guarantor and such action is not dismissed within sixty (60) days; or

            9.1(E) RECEIVER. Appointment of receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder; or

9.2 REMEDIES. In the event of the occurrence of any Default, Landlord shall have the right, without further notice to or demand upon Tenant and without being liable to Tenant for any damages or to any prosecution therefor, to do any and all of the following:

            9.2(A) REPOSSESSION AND SALE. Re-enter and take exclusive possession of the Premises with legal process, refuse to allow Tenant to enter the same or have possession thereof, change the locks on the doors to the Premises, take possession of any furniture or fixtures or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of all sums owing under this Lease; and/or

            9.2(B) RELEASING. Relet the Premises as agent of Tenant for the balance of the term of this Lease or for a shorter or longer term and receive the rents therefor, applying them first to the payment of the expense of such reletting and, second, to the payment of damages suffered to the Premises, and third to all sums due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; and/or

            9.2(C) CANCELLATION. Cancel and terminate the remaining term of this Lease, and re-enter and take possession of the Premises free of this Lease. Thereafter this Lease shall be null and void and the Rent in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; and/or

            9.2(E) ATTORNEY'S FEES. Recover from Tenant, Landlord's attorney's fees incurred in enforcing its rights hereunder.

9.3 REMEDIES CUMULATIVE. All rights and remedies expressly provided in this Lease for Landlord's protection shall be cumulative as to each other and of any other rights and remedies provided hereunder or by law.

9.4 NO WAIVER. A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other or the same term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

ARTICLE X. MISCELLANEOUS.

10.1 BANKRUPTCY OR ASSIGNMENT TO TRUSTEE. Neither this Lease nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal thereof.

10.2 BROKERS. Except as may be expressly set forth to the contrary in the Rider, each party represents to the other that no person, firm, corporation or other entity is entitled to any brokerage commission or finder's fee on account of the execution, delivery, and consummation of this Lease. Tenant hereby agrees to indemnify Landlord and to hold Landlord free and harmless of and from any and all claims, losses, damages, costs and expenses of whatsoever nature, including attorneys' fees and costs of litigation arising from or relating to any brokerage commissions or finder's fees incurred by Tenant in connection with this Lease. Tenant shall not be responsible for claims of brokers alleging a contract with Landlord.

10.3 CAPTIONS. The captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions in this Lease.

10.4 CERTIFICATES OF OCCUPANCY. Tenant may, prior to the commencement of the Lease Term, apply for a certificate of occupancy to be issued by municipality in which the Premises are located, but this Lease shall not be contingent on issuance thereof.

10.5 ENTIRE AGREEMENT. This Lease including its Exhibits and Rider, if any, contains the entire agreement between the parties and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof.

10.6 JOINT AND SEVERAL LIABILITY OF MULTIPLE TENANTS. If there be more than one Tenant named herein, the provisions of this Lease shall be applicable to and binding upon such Tenants jointly and severally.

10.7 NOTICES. Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant such notice shall be in writing and shall be deemed to have been properly delivered if sent by certified mail, return receipt requested, postage prepaid, to Landlord at Landlord's Address and to Tenant at the Premises, or to such other place as Landlord or Tenant may designate in writing. The date of mailing shall be deemed the date of delivery.

10.8 PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall, to any extent be invalid, unenforceable or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable, however, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those which are held invalid, unenforceable or violative of legal rights shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

10.9 RECORDING. This lease shall not be recorded by either party without the written consent of the other.

10.10 SUCCESSORS. The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provisions of tease, without the written consent of Landlord shall vest any right in the assignee, encumbrancee or sublessee of Tenant.

10.11 USE OF THE SINGULAR; GENDER. The terms "Landlord" and "Tenant," and pronouns representing the same, wherever used herein shall include the plural as well as the singular, the feminine as well as the masculine.

10.12 RIDER. A Rider consisting of 6 pages, with paragraphs numbered 1 through 58 consecutively, is attached hereto and made a part hereof. [Riders have been incorporated into the main body of the lease.]

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date hereinabove stated.

                                       LANDLORD:

                                       GENERAL AMERICAN LIFE INSURANCE COMPANY
                                       a Missouri Corporation


                                       BY: /s/ Donald L. Smith
                                          --------------------------------------
                                          Donald L. Smith, Vice President

                                       TENANT:
                                       GRIFFITH MICRO SCIENCE, INC.,
                                       a wholly owned subsidiary of
                                       GRIFFITH LABORATORIES WORLDWIDE, INC.
                                       -----------------------------------------

                                       BY:
                                          --------------------------------------

                                       BY: /s/ William A. Fennelly
                                          --------------------------------------
                                          William Fennelly, Vice President

                                       BY:
                                          --------------------------------------

                                  EXHIBIT A

                            RULES AND REGULATIONS

1. Signs. Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or advertisement matter whatsoever anywhere in or about Premises at places visible (either directly or indirectly as an outline or shadow on a glass part from anywhere outside of the Premises or from public and common areas within Premises without first obtaining Landlord's written consent thereto and Landlord shall specify the color, size, style and material to be used.

2. Showcases. No showcase shall be placed in front of or in the lobbies or corridors of the Premises and Landlord reserves the right to remove any showcases so placed and all signs other than those above provided for without notice and at the expense of the tenant responsible.

3. Installation of Signs. All exterior and interior signs must be installed by Landlord or someone designated by Landlord and the actual cost thereof shall be paid by Tenant and all such signs are so placed at the risk of Tenant.

4. Telephone Connections. If Tenant desires telegraphic, cable television or telephone connections, Landlord will direct electricians where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

5. Submission of Plans. Tenant shall submit to Landlord for Landlord's approval, a copy of its construction and equipment layout plan prior to commencement of construction. In the event that Tenant is unable to obtain Landlord's approval for said plans and layout, this Lease shall at Tenant's sole option be deemed null and void and any amounts paid by Tenant to Landlord pursuant to this lease shall be reimbursed to Tenant without offset.

6. No Nuisances. Tenant shall not do or permit anything to be done in the Premises which will be dangerous to life, or limb, or which will tend to create a nuisance or injure the reputation of the Building/s. Tenant shall not use burning fluid, camphine, alcohol, kerosene, or anything else in order to light or heat the Premises except steam, gas or electricity. Tenant shall not bring into the Premises or keep therein any heating or lighting apparatus other than that provided by Landlord; or install any air conditioning or air cooling apparatus without the written consent of Landlord; or in any way injure, modify, or tamper with any of such apparatus in any manner or in any manner in violation of the regulations of the Fire Department, or with any insurance policy upon said Building/s or any part thereof. Tenant shall not do or permit to be done in the Premises any activity in conflict with any of the laws, rules or regulations of any governmental agency or municipality having jurisdiction, or use the Premises for an illegal or immoral purpose. No beer, wine or intoxicating liquor shall be sold on or about the Premises without the written consent of the Landlord in each instance.

7. Passageways. The sidewalk, passages, lobbies, corridors, elevators and stairways shall not be obstructed by Tenant; or used except for ingress and egress from and to the Premises. The doors, skylights, windows and transoms that reflect or admit light into passageways or into any place in said Building/s, shall not be covered or obstructed by Tenant.

8. Waters Closets. The water closets and other apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. Any damage resulting to them from misuse shall be borne by the tenant who shall cause it.

9. No Defacing of Offensive Business. Tenant and its employees and guests are not to injure or deface the Building/s nor the woodwork, nor the walls of the Premises, nor to carry on upon the premises any noisome, noxious, noisy or offensive business nor conduct an auction therein, or interfere in any way with other tenants or those having business with them.

10. No Lodging. No room or rooms on or about the Premises shall be occupied or used as sleeping or lodging apartments.

11. Lock all Doors. Tenant shall, when leaving Premises at close of business, or unoccupied at any time, lock all doors and windows and for any default or carelessness in this respect shall make good all injury sustained by other tenants and by Landlord or by either of them, for damages resulting from such default or carelessness.

12. No Animals. No animal or bird shall be allowed in any part of the Premises or Building/s without the consent of Landlord.

13. No Accumulation of Rubbish. Tenant shall not accumulate or store on or about the Premises any waste paper, discarded records, paper files, sweeping, rags, rubbish or other combustible matter other than the normal accumulation needed to conduct the Permitted Use of the Premises. Nothing shall be thrown by Tenant, its employees or guests out of the windows or doors or down the passages or skylights or over balcony rails of the Building/s or in the parking areas.

14. Exclusion of Peace Disturbers. Landlord reserves the right to exclude from the Premises or Building/s all drunken persons, idlers, diseased persons, peddlers, solicitors, persons of a general character or conduct so as to create a disturbance, and persons entering in crowds or in such unusual numbers as to cause inconvenience to tenants of the Building/s.

15. Changes to Rules. Landlord reserves the right to change these rules and to make such other and further reasonable rules and regulations either as it affects one or all tenants as in its judgment may from time to time be needed for the safety, care and cleanliness of the Center, for the preservation of good order therein or for any other cause. When such changes are made such modified or new rules shall be deemed a part hereof with the same effect as if written herein, when a copy shall have been delivered to Tenant or left with some person in charge of the Premises.

16. No Live Christmas Trees. No live or fresh cut Christmas Trees are permitted on or about the Premises.

17. No Picnics. No outside picnics or barbecues are permitted without the prior written consent of Landlord.

18.  No Outside Storage.  No outside storage of any material is permitted.

                                  EXHIBIT B


                           THE CENTER AND PREMISES


                                 [Site Plan]

                                  EXHIBIT C

                   LANDLORD'S IMPROVEMENTS TO THE PREMISES

                                 [Site Plan]

                                  EXHIBIT D

                 Preliminary Facility Plans & Specifications
                         Southern California Facility

Process & Warehouse Area          62,790 Square Feet.

Architect & Engineering           Landlord will bear all cost for architect
                                  and engineering fees associated with shell
                                  Building construction.

Building Permits                  Landlord will be responsible for obtaining
                                  all building and construction permits for the shell building.

Construction Time                 Landlord will provide a Building that meets
                                  the following requirements within six months from issuance of building permits

Office & Laboratory Area          Approximately 3,500 square feet single story
                                  office and lab area.

Site Area                         Site area is 178,901 square feet.

Site Location                     687 Wanamaker Avenue, Ontario, CA 917__

Site Dimensions                   Approximately 515' x 345".

Parking                           Parking for approximately 53 cars and trucks.

Building Orientation              Interior lot with the Building facing west.

Building Design                   Building to be designed and constructed in
                                  accordance with latest engineering standards and local codes

Office Construction               Tilt up concrete panels.  Attached office to
                                  have two common walls with plant but no
                                  direct passage from office to plant.

Office Interior Finishes          Standard finish of painted drywall, metal
                                  door frames, stained wood doors, carpet, recessed fluorescent ceiling-mounted light fixtures, forced-air, gas-fired HVAC to combination mechanical to conserve energy, walls between offices designed to limit sound transmission through walls, insulation in perimeter walls, suspended acoustical tile ceiling and plumbing as per code.


Process & Warehouse               Tilt-up concrete panel, painted concrete
Construction                      exterior and interior walls.

Landscaping                       Standard landscaping around office and
                                  warehouse/processing areas to meet codes and park covenants.

Roof System                       Glu-lam beam and wood panelized roof with
                                  steel column supports 24' clear height.

Roof Cover                        4-ply built-up with 10 year guarantee.

Roof Loan                         Roof shall be designed to accept load of
                                  standard HVAC equipment for office area and control room including exhaust fans.

Lighting Plat area light levels approximately 25 foot candles to be provided by ceiling hung exposed metal-halide fixtures powered by __ volts. Credit will be given for process areas where no ceiling lighting will be provided. Tenant to explore use of skylights with photo cell control of all lights with SCE.

Energy Conservation               Energy conservation to be high priority in
                                  design.

Heating Plant area to be heated by two ceiling hung gas-fired space heaters.

Cooling                           Plant area will not be cooled.

Floor Design                      Reinforced concrete at 3,000 ___ minimum
                                  compressive strength and ___ minimum of 6" thick slab, designed for single wheel truck traffic carrying average loads of 1200 pounds. Floor height to be dock high.

Truck Docks                       Docks to accommodate 9 trucks
                                  simultaneously. One dock to be at front of Building and one dock at rear of Building.
                                  Docks to include truck seals, automatic
                                  chocks, auto operating dock doors and
                                  manually
                                  operating hydraulic levelers.
                                  Electrical connections at Tenant expense.

Truck Apron                       Minimum truck turning radius of __ feet.

Electrical Service                2000 amps of 277/480 volts, 3 phase, ___ Hz
                                  power. Eight (8) distribution panels of 200 amps and four panels of 100 amps.
                                  Electrical distribution system with
                                  equipment grounding. Tenant will provide additional 208/___ volt distribution panels and process equipment connections.

Natural Gas Supply                3,870,000 BTU/hr connected load, plus
                                  heating load for warehouse and office areas.

Plumbing Toilet facilities to meet code for Tenant work force and ___requirements. Process will require make up water for 40 BHP boiler.

                                  One drain for each 5,000 square feet of
                                  warehouse/processing area.  Drains for
                                  handling water used to wash floors/equipment and infrequent use of potable water for once-through cooling heat exchangers, clarifier included.

                                  Fire sprinkler in warehouse and office areas to be built in accordance with NFPA requirements, local code and insurance requirements; system to be .60/3000 GPM.